                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:


    / /  Preliminary Proxy Statement

    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

    /X/  Definitive Proxy Statement

    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               ING INVESTORS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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

                               ING INVESTORS TRSUT
                         ING GLOBAL RESOURCES PORTFOLIO
                 ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034

                                 (800) 366-0066


                                February 21, 2006

Dear Variable Contract Owner/Plan Participant:

        On behalf of the Board of Trustees of ING Global Resources Portfolio ("Global Resources Portfolio") and ING AllianceBernstein Mid Cap Growth Portfolio ("AllianceBernstein Mid Cap Growth Portfolio") (collectively, the "Portfolios"), both series of ING Investors Trust ("IIT"), we are pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Portfolios scheduled for 10:00 a.m., local time, on April 13, 2006 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolios and to you as a shareholder.

        At the Special Meeting of Global Resources Portfolio, shareholders of the Portfolio will be asked to approve a new sub-advisory agreement between Directed Services, Inc. ("DSI"), Global Resources Portfolio's investment adviser, and ING Investment Management Co. ("ING IM"), the Portfolio's sub-adviser. On November 10, 2005, the Board of Trustees of Global Resources Portfolio unanimously approved the replacement of Baring International Investment, Ltd. as the Portfolio's sub-adviser with ING IM effective January 3, 2006. ING IM began serving as Global Resources Portfolio's sub-adviser pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval. If this Proposal is approved, ING IM would continue to serve as the sub-adviser to Global Resources Portfolio under the proposed new sub-advisory agreement.

        At the Special Meeting of AllianceBernstein Mid Cap Growth Portfolio, shareholders of the Portfolio will be asked to approve a change in the Portfolio's investment objective. If approved, AllianceBernstein Mid Cap Growth Portfolio's investment objective would change from a fundamental investment objective of long-term total return to a non-fundamental investment objective of long-term growth of capital. Because AllianceBernstein Mid Cap Growth Portfolio's investment objective currently is fundamental, this proposal requires the approval of shareholders.

        The proposal to change the fundamental investment objective arises because of a change in the investment objective for AllianceBernstein Mid Cap Growth Fund, which is a proprietary and similarly managed fund advised by

Alliance Capital Management L.P., AllianceBernstein Mid Cap Growth Portfolio's sub-adviser, and the retail counterpart of the Portfolio

        Both Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposals are in the best interests of the Portfolios and their shareholders and unanimously recommend that you vote "FOR" the Proposals.

        YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 13, 2006.

        We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                      Sincerely,

                                                      /s/ James M. Hennessy

                                                      James M. Hennessy
                                                      PRESIDENT, CHIEF EXECUTIVE
                                                      OFFICE AND CHIEF OPERATING
                                                      OFFICER

                               ING INVESTORS TRUST

                      ING GLOBAL RESOURCES TRUST PORTFOLIO
                 ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                                 (800) 366-0066


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      OF ING GLOBAL RESOURCES PORTFOLIO AND
                 ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
                          SCHEDULED FOR APRIL 13, 2006

To the Variable Contract Owners/Plan Participants:

        NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Global Resources Portfolio ("Global Resources Portfolio") and ING AllianceBernstein Mid Cap Growth Portfolio ("AllianceBernstein Mid Cap Growth Portfolio"), both series of ING Investors Trust ("IIT"), is scheduled for April 13, 2006, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

        At the Special Meeting, you will be asked to consider and approve the following proposals:

        (1) To approve a new sub-advisory agreement for Global Resources Portfolio between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and ING Investment Management Co. ("ING IM") under which ING IM would serve as sub-adviser to the Portfolio, with no change in the investment adviser or the overall management fee paid by the Portfolio to DSI; and

        (2) To approve a change in the investment objective for AllianceBernstein Mid Cap Growth Portfolio from a fundamental investment objective of long-term total return to a non-fundamental investment objective of long-term growth of capital.

        Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

        Shareholders of record as of the close of business on January 26, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN

APRIL 13, 2006, THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (1) executing and submitting a new voting instruction card bearing a later date, (2) giving written notice of revocation to the Portfolio, or (3) voting in person at the Special Meeting.



                                           By Order of the Board of Trustees,

                                           /s/ Huey P. Falgout, Jr.

                                           Huey P. Falgout, Jr.
                                           SECRETARY


Dated: February 21, 2006

                                 PROXY STATEMENT

                               ING INVESTORS TRUST

                         ING GLOBAL RESOURCES PORTFOLIO
                 ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO

                                FEBRUARY 21, 2006


                            TOLL FREE: (800) 366-0066

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                         SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR APRIL 13, 2006

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

        The Board of Trustees ("Board" or "Board of Trustees") of ING Investors Trust ("IIT") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card on or about February 21, 2006 to you and all other shareholders of record and contract holders and plan participants who have a beneficial interest in ING Global Resources Portfolio ("Global Resources Portfolio") and/or ING AllianceBernstein Mid Cap Growth Portfolio ("AllianceBernstein Mid Cap Growth Portfolio") (collectively, the "Portfolios") as of the close of business on January 26, 2006. The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Portfolios.

WHO IS ELIGIBLE TO VOTE?

        The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about February 21, 2006 to all shareholders of record who are eligible to vote, to contract holders who are eligible to instruct the insurance company ("Insurance Company") through which they hold an interest in the Portfolios as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote shares. Shares of the Portfolios have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are a qualified plan participant, through your qualified plan. Shareholders of record or contract holders holding an investment in shares of the Portfolios as of the close of business on January 26, 2006 ("Record Date") are eligible to vote or instruct their Insurance Company or plan trustee how to vote their shares. The following table sets forth the number of shares of each class of Global Resources Portfolio and AllianceBernstein Mid Cap Growth Portfolio issued and outstanding as of the Record Date:


        PORTFOLIO/CLASS                             SHARES OUTSTANDING
        ---------------                             ------------------
        Global Resources Portfolio
                 Adviser Class                                  1.0940
                 Institutional Class                      510,079.5550
                 Service Class                         19,523,960.5870
                 Service 2 Class                        1,157,164.8710

        AllianceBernstein Mid Cap Growth Portfolio
                 Adviser Class                                       0
                 Institutional Class                      260,955.3400
                 Service Class                         30,130,501.9950
                 Service 2 Class                          941,093.4700

        To the best of IIT's knowledge, as of January 26, 2006: (1) no person owned beneficially more than 5% of the outstanding shares of each Portfolio except as set out in APPENDIX A to this Proxy Statement; and (2) no Trustee or officer of each Portfolio owned beneficially more than 1% of the Portfolio's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

        The Special Meeting is being held for the following purposes:

        1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for Global Resources Portfolio between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and ING Investment Management Co. ("ING IM") with no change in the investment adviser or the overall management fee paid by Global Resources Portfolio;

        2. To approve a change in the investment objective for AllianceBernstein Mid Cap Growth Portfolio from a fundamental investment objective of long-term total return to a non-fundamental investment objective of long-term growth of capital; and


        3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.


WHY DID YOU SEND ME THIS BOOKLET?

        This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Portfolios. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Voting Instruction Card because you have the right to vote on these important Proposals concerning your investment in the Portfolios.

        The word "you" is used in this Proxy Statement to refer to the person who or entity that has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolios are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolios are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Portfolios' shares are, in most cases, the true "shareholders" of the Portfolios. Holders of Variable Contracts that are registered with the Securities and Exchange Commission

("SEC") ("Variable Contract Holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposals set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions on how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally include shareholders of record and Variable Contract Holders, and may include plan participants.

HOW DO I VOTE?

        Variable Contract Holders can instruct their Insurance Company through which they hold beneficial interests in the Portfolios as to how to vote by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card.

        Shares of the Portfolios are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders who select the Portfolios for investment through a Variable Contract have a beneficial interest in the Portfolios, but do not invest directly in or hold shares of the Portfolios. The Insurance Company that uses the Portfolios as funding vehicles, is, in most cases, the legal shareholder of the Portfolios and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions, with respect to Separate Accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Portfolio shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.

        Variable Contract Holders permitted to give instructions to the Portfolios and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

        Shares of the Portfolios are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Portfolios as funding vehicles, is, in most cases, the legal shareholder of the Portfolios and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolios. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

        Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolios, and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.


        If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at
(800) 366-0066. As explained below, any voting instructions given by a shareholder is revocable until the relevant proxy is voted at the Special Meeting.


WHO MAY CONTACT ME REGARDING THE PROPOSALS?

        In addition to solicitation by mail, certain officers and representatives of the Portfolios, officers and employees of DSI or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?


        The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for April 13, 2006 at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 366-0066 to ensure that sufficient accommodations are prepared.


HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIOS?

        Copies of the Portfolios' Semi-Annual Report for the period ended June 30, 2005, have previously been mailed to shareholders. The Portfolios' Annual

Report for the fiscal year ended December 31, 2005 will be mailed to shareholders on or about February 24, 2006.


        You can obtain copies of the Semi-Annual Report of the Portfolios, and, when available, the Portfolios' Annual Report, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 366-0066. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

        Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 366-0066. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.


HOW DOES THE BOARD RECOMMEND THAT I VOTE?

        The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                  PROPOSAL ONE

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?

        Shareholders of Global Resources Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between DSI and ING IM. Due to an extended period of underperformance of the Global Resources Portfolio and ING IM's demonstrated capabilities in managing in the global natural resources style along with the strong build-out of ING IM's investment management capabilities and the fact that Management seeks to consolidate the management of the two natural resources strategies that fall under the review of the Board and upon DSI's recommendation, on November 10, 2005, the Board unanimously voted to appoint ING IM to succeed Baring as Global Resources Portfolio's new sub-adviser. Effective January 3, 2006, the sub-advisory agreement with Baring was terminated with respect to Global Resources Portfolio, and DSI entered into an interim agreement with ING IM ("Interim Agreement"). The Interim Agreement is currently in effect pending shareholder approval of the Proposed Sub-Advisory Agreement. Baring, a private limited company incorporated in England and Wales and a registered investment adviser that is located at 155 Bishopsgate, London, United Kingdom, served as sub-adviser to Global Resources Portfolio from March 1, 1999 through January 2, 2006 under a sub-advisory agreement with DSI dated March 31, 2005 ("Former Sub-Advisory Agreement"). The Former Sub-Advisory Agreement with respect to Global Resources Portfolio was last approved by shareholders on April 27, 1999 and by the Board on November 10, 2005.

        In order for management of Global Resources Portfolio to continue uninterrupted, DSI entered into an Interim Agreement with ING IM dated January 3, 2006 under which ING IM will provide day-to-day management services to Global Resources Portfolio.


        If approved by shareholders of Global Resources Portfolio, the Proposed Sub-Advisory Agreement is expected to become effective April 28, 2006 and will remain in full force and effect, unless otherwise terminated, through November 30, 2007. A copy of the Proposed Sub-Advisory Agreement is included as APPENDIX B to this Proxy Statement. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B.


WHAT IS THE INTERIM AGREEMENT AND WHO IS THE PROPOSED SUB-ADVISER?

        The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met. Rule 15a-4 requires, among other things, that the interim contract have a duration of no greater than 150 days following the date on which the previous contract was terminated, and that the compensation to be received under the interim contract is no greater than that payable under the previous agreement.

        The Interim Agreement provides for compensation to be paid to ING IM that does not exceed the compensation that had been payable to Baring under the Former Sub-Advisory Agreement, and that such compensation be held in an interest-bearing escrow account. Under the Interim Agreement's escrow provisions, compensation earned by ING IM under the Interim Agreement would be paid to ING IM only if the Proposed Sub-Advisory Agreement is approved by the Global Resources Portfolio's shareholders. The escrow term under the Interim Agreement further provides that, if the Proposed Sub-Advisory Agreement is not approved by shareholders, ING IM will be paid, from the escrow account, the lesser of (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account.

        The Interim Agreement will terminate automatically as of June 2, 2006, or on such earlier date on which DSI enters into the Proposed Sub-Advisory Agreement, provided that, in the latter case, Proposal One has been approved by Global Resources Portfolio's shareholders. The Interim Agreement was approved by the Board, including a majority of IIT's Trustees who are not parties to the Interim Agreement, the Proposed Sub-Advisory Agreement or its Investment Advisory Agreement with DSI, nor are "interested persons" (as that term is defined under the 1940 Act) of any such party ("Independent Trustees"), at a meeting held on November 10, 2005. At that meeting, the Board, including a majority of the Independent Trustees, also approved the Proposed Sub-Advisory Agreement and the solicitation of shareholders requesting that shareholders approve the Proposed Sub-Advisory Agreement.


        ING IM is organized as a Connecticut corporation. Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") and is an affiliate of DSI. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal address of ING IM is 230 Park Avenue, New York, New York 10169. As of December 31, 2005, ING IM managed approximately $42 billion in assets. DSI paid $1,156,008 in sub-advisory fees to Baring for the fiscal year ended December 31, 2005.


        See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING IM.

        APPENDIX D sets forth the name of another investment company with an investment objective and strategies similar to those proposed to be adopted for Global Resources Portfolio, for which ING IM acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2005.

HOW WILL PROPOSAL ONE, IF APPROVED, AFFECT THE MANAGEMENT OF GLOBAL RESOURCES PORTFOLIO?

        As discussed above, ING IM began managing Global Resources Portfolio under an Interim Agreement on January 3, 2006. If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to Global Resources Portfolio, and provide day-to-day management of the Portfolio. DSI would continue to be responsible for monitoring the investment program and performance of ING IM.

        If Proposal One is approved and ING IM is appointed as sub-adviser under the Proposed Sub-Advisory Agreement, Global Resources Portfolio would continue to be managed by James A. Vail and Anthony Socci. Mr. Vail, Senior Vice President and portfolio manager, has been with ING IM since July 2000. Mr. Vail has over 30 years of investment experience. Prior to joining ING IM in 2000, Mr. Vail was a Vice President at Lexington Management Corporation, which he joined in 1991. Mr. Socci, Vice President and portfolio manager, joined ING IM in 2004 as a Senior Sector Analyst covering the energy and gas sectors. In this role, he is responsible for generating independent research and stock rankings for ING IM's large-cap equity strategies and for use by equity managers across ING IM. Mr. Socci has over 25 years of experience, including 17 years in equity research, all with Dreyfus Corporation.

HOW HAS ING IM PERFORMED IN THE PAST MANAGING A FUND SIMILAR TO GLOBAL RESOURCES PORTFOLIO?


        ING IM would continue to manage Global Resources Portfolio in the same manner in which it has managed the Portfolio since January 3, 2006. In addition, ING IM manages another fund, ING VP Natural Resources Trust, in the same style as it manages Global Resources Portfolio. For the year ended December 31, 2005, ING Investments, LLC, the investment adviser to ING VP Natural Resources Trust, paid $275,401 to ING IM for its services as sub-adviser.


WILL THERE BE ANY CHANGES TO THE INVESTMENT OBJECTIVE AND STRATEGY OF GLOBAL RESOURCES PORTFOLIO?

        There will be no changes to the investment objective and strategy of Global Resources Portfolio.

WHAT ENTITY SERVES AS GLOBAL RESOURCES PORTFOLIO'S ADVISER?

        DSI, whose principal offices are located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, is a New York corporation that serves as investment adviser and administrator to Global Resources Portfolio. See Appendix C for a listing of the names, addresses and principal occupations of the principal executive officers of DSI.

        DSI is an indirect, wholly-owned subsidiary of ING Groep. DSI is registered with the SEC as an investment adviser and with the National Association of Securities Dealers as a broker-dealer. DSI serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of IIT, including Global Resources Portfolio. As of December 31, 2005, DSI managed approximately $22 billion in registered investment company assets.

        DSI has entered into a sub-administration agreement with ING Funds Services, LLC, an affiliate of DSI, under which ING Funds Services, LLC will provide the Global Resources Portfolio with certain administrative services. The address of ING Funds Services, LLC is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

        The management agreement between IIT and DSI, dated October 24, 1997, as amended was unanimously approved by the Board on May 24, 2002 and was approved by a majority of the shareholders of IIT at a special meeting of IIT shareholders on July 10, 2002 ("Management Agreement"). The Management Agreement was last renewed by a majority of the Independent Trustees on November 10, 2005.

        Global Resouces Portfolio paid $1,870,164 in advisory fees to DSI for the fiscal year ended December 31, 2005.

WHAT ARE THE TERMS OF THE MANAGEMENT AGREEMENT WITH DSI?

        The Management Agreement between DSI and IIT requires DSI to oversee the provision of all investment advice to Global Resources Portfolio. The Management Agreement requires DSI to, among other duties: supervise all aspects of the operations of IIT and its series; select the securities to be purchased, sold or exchanged by IIT's series, including Global Resources Portfolio; and formulate and implement continuing programs for the purchase and sale of securities by Global Resources Portfolio and IIT's other series. The Management Agreement permits DSI, subject to the approval of the Board, to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. DSI, as the adviser, is required to monitor the investment programs of the sub-advisers to all IIT series. If the Proposed Sub-Advisory Agreement is approved, DSI would continue to oversee the investment management services of ING IM.

        The Management Agreement provides that DSI is liable and shall indemnify IIT for any losses incurred by IIT to the extent that such losses resulted from an act or omission on the part of DSI or its officers, trustees or employees that is found to involve willful misfeasance, bad faith or gross negligence, or reckless disregard by DSI of its duties under the Management Agreement. After an initial two-year term, the Management Agreement continues in effect with respect to a series from year to year, so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of Global Resources Portfolio's outstanding shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Management Agreement nor "interested persons" (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

        The Management Agreement provides that DSI is paid an advisory fee at an annual rate of 0.75% on the first $750 million of Global Resources Portfolio's average daily net assets; 0.70% on the next $1.25 billion of Global Resources Portfolio's average daily net assets; 0.65% on the next $1.5 billion of Global Resources Portfolio's average daily net assets; and 0.60% of Global Resources Portfolio's average daily net assets in excess of $3.5 billion. The assets of Global Resources Portfolio are aggregated with the assets of the following IIT series: ING Capital Guardian Small/Mid Cap Portfolio, ING Eagle Asset Capital Appreciation Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Van Kampen Growth and Income Portfolio, ING Van Kampen Real Estate and ING Wells Fargo Mid Cap Disciplined Portfolios, in calculating the advisory fee.

        The Management Agreement will not be affected by the vote on the Proposed Sub-Advisory Agreement that is the subject of this Proxy Statement. Entering into the Proposed Sub-Advisory Agreement will not result in a change in the overall management fees payable by Global Resources Portfolio. DSI, and not Global Resources Portfolio, will bear the expense of the services to be provided by ING IM.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

        The material terms of the Proposed Sub-Advisory Agreement are identical to those of the Former Sub-Advisory Agreement, except that: (1) their effective dates, durations, and termination provisions differ; (2) as discussed above, the Interim Agreement contains a provision stating that compensation earned by ING IM under the Agreement will be held in an interest-bearing escrow account and payable only after the Proposed Sub-Advisory Agreement is approved by Global Resources Portfolio shareholders; and (3) the provisions relating to the Financial Services Authority of the United Kingdom have been deleted.

        Under the Proposed Sub-Advisory Agreement, as was the case under the Interim and Former Sub-Advisory Agreements, ING IM, subject to the supervision and control of the Board and DSI, acts as Global Resources Portfolio's sub-adviser and supervises and directs the Portfolio's investments. Under each of these Agreements, ING IM obtains and evaluates information it deems necessary or useful in the discharge of its obligations to Global Resources Portfolio, and formulates and implements a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, as provided in the Portfolio's Prospectuses and Statement of Additional Information, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended.

        Under the Proposed Sub-Advisory Agreement, the fees payable to ING IM would continue to be paid by DSI and not by Global Resources Portfolio, and will not increase the overall management fee of Global Resources Portfolio. The sub-advisory fee payable under the Former and Interim Agreements and the Proposed Sub-Advisory Agreement is computed at an annual rate of 0.40% of Global Resources Portfolio's average daily net assets.

        The sub-advisory fee payable by DSI to ING IM would remain the same as compared to the sub-advisory fee rates charged by Baring. For its fee, ING IM would continue to furnish, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.

        Each of the Former Sub-Advisory and Interim Agreements, as well as the Proposed Sub-Advisory Agreement, provides that neither the sub-adviser nor any of its directors, officers, employees or agents shall be liable to DSI or IIT for any loss or expense suffered by DSI or IIT resulting from its acts or omissions as sub-adviser to Global Resources Portfolio, except for losses or expenses to DSI or IIT resulting from willful misconduct, malfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the sub-adviser's duties under the Proposed Sub-AdvisoryAgreement.

        The Proposed Sub-Advisory Agreement may be terminated by Global Resources Portfolio at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days prior written notice to ING IM. The Proposed Sub-Advisory Agreement may also be terminated by DSI upon at least 60 days prior written notice to ING IM, without the payment of any penalty. ING IM may terminate the Proposed Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to DSI. The Proposed Sub-Advisory

Agreement terminates automatically in the event of its assignment or upon termination of the Management Agreement between IIT and DSI.

        The Proposed Sub-Advisory Agreement was approved with respect to Global Resources Portfolio by the Board, including a majority of the Independent Trustees, on November 10, 2005.

WHAT IS THE REQUIRED VOTE?

        Shareholders of Global Resources Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of Global Resources Portfolio, which for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

        If shareholders of Global Resources Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed under the Interim Agreement. If this happens, the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

        At a meeting of the Board held November 10, 2005, the Board, including a majority of the Independent Trustees, determined to appoint ING IM as sub-adviser to Global Resources Portfolio under the Interim Agreement and the Proposed Sub-Advisory Agreement. In determining whether to approve the Proposed Sub-Advisory Agreement for Global Resources Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreements should be approved for the Portfolio. The materials provided to the Board in support of the sub-advisory arrangement with ING IM included the following: (1) a memorandum discussing the change of control of Baring and the resulting assignment and automatic termination of the Former Agreement; (2) responses from ING IM to questions posed by Kirkpatrick & Lockhart Nicholson Graham LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of Proposed Sub-Advisory Agreement with ING IM on behalf of Global Resources Portfolio; and (4) other information relevant to the Board's evaluation.

        The Board's consideration of whether to approve the Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) the performance of ING VP Natural Resources Trust, a fund managed by ING IM in a style substantially similar to that in which the Portfolio would be managed, for the recent year-to-date, and one-year, three-year and five-year periods, and since ING VP Natural Resources Trust's inception; (2) the process employed by ING IM in managing a global natural resources fund and the consistency of ING IM's process over time; (3) DSI's view of the reputation of ING IM; (4) ING IM's experience and skill in managing a global natural resource fund; (5) the nature and quality of the services to be provided by ING IM; (6) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided; (7) the qualifications of ING IM's personnel, portfolio management capabilities, and investment methodologies; (8) ING IM's operations and compliance program, and its policies and procedures intended to assure compliance with the federal securities laws, which have been reviewed and certified to by the Chief Compliance Officer of the ING Funds; (9) the costs for the services to be provided by ING IM and the fact that these costs will be paid by DSI and not directly by Global Resources Portfolio; (10) the appropriateness of the selection of ING IM in light of Global Resources Portfolio's principal investment strategies, investment objective and its current and prospective investor base; (11) advisory fees charged by ING IM for a fund managed in a style substantially similar to that in which the Portfolio would be managed; (12) ING IM's Code of Ethics and related procedures for complying therewith; and (13) economies of scale issues related to DSI's projected profitability, noting that the sub-advisory fees payable by DSI to ING IM would remain the same as compared to the sub-advisory fee rates charged by the former sub-adviser.


        During the course of its deliberations, the Board reached the following conclusions regarding ING IM and the Proposed Sub-Advisory Agreement, among others: (1) ING IM is qualified to manage Global Resources Portfolio's assets in accordance with the investment objective and the principal investment strategies based on information provided to the Board concerning the performance of a fund managed by ING IM in a style substantially similar to that in which the Portfolio would be managed, and other information provided to the board; (2) ING IM is expected to execute the principal investment strategies consistently over time; (3) based on its knowledge of ING IM, ING IM has sufficient financial resources available to it to fulfill its commitments to Global Resources Portfolio under the Proposed Sub-Advisory Agreement; (4) based upon the complexity and quality of the investment management services to be provided to Global Resources Portfolio, the compensation to be paid by DSI to ING IM under the Proposed Sub-Advisory Agreement is fair and reasonable in relation to the services to be provided by ING IM; and (5) ING IM maintains compliance procedures reasonably designed to assure compliance with the federal securities laws, with this conclusion based in part upon representations from Global Resources Portfolio's Chief Compliance Officer.


        The Board also considered the amount that would be retained by DSI under the Management Agreement and concluded that this amount is fair and reasonable in light of the services provided by DSI.

        Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and the Proposed Sub-Advisory Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

WHAT IS THE RECOMMENDATION OF THE BOARD?

        Based on its review and after considering DSI's recommendation, the Board concluded that engaging ING IM as sub-adviser would be in the best interests of Global Resources Portfolio and its shareholders. The Board then approved the Interim Agreement and the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Portfolio vote "FOR" Proposal One to approve the Proposed Sub-Advisory Agreement.

                                  PROPOSAL TWO

                  APPROVAL OF A CHANGE IN INVESTMENT OBJECTIVE

WHAT IS PROPOSAL TWO?

        At a meeting held on January 19, 2006, the Board authorized a change in AllianceBernstein Mid Cap Growth Portfolio's fundamental investment objective. AllianceBernstein Mid Cap Growth Portfolio's investment objective is a fundamental policy and, therefore, any change in the objective requires shareholder approval. The change is being proposed because of a change in the investment objective of AllianceBernstein Mid Cap Growth Fund, the Portfolio's retail counterpart.

HOW WILL THE PROPOSAL CHANGE THE INVESTMENT OBJECTIVE OF ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO?

        AllianceBernstein Mid Cap Growth Portfolio's current investment objective is "long-term total return" ("Current Investment Objective"). It is proposed that AllianceBernstein Mid Cap Growth Portfolio's investment objective be changed to "long-term growth of capital" ("Proposed Investment Objective"). Under the Proposed Investment Objective, AllianceBernstein Mid Cap Growth Portfolio will no longer seek to achieve the income component of the Current Investment Objective and will concentrate to a greater extent on equity securities that offer the potential for capital growth. In order to give AllianceBernstein Mid Cap Growth Portfolio flexibility to modify its investment objective in the future, the Proposed Investment Objective would be non-fundamental, thus, any future change would not require a shareholder vote.

WHAT IS THE REQUIRED VOTE?

        Approval of Proposal Two by Allliance Mid Cap Growth Portfolio's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

        If shareholders of AllianceBernstein Mid Cap Growth Portfolio do not approve the change in investment objective, it will not be implemented and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

        The Board has determined that approving the change in investment objective is in the best interests of AllianceBernstein Mid Cap Growth Portfolio and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Trustees present at the January 19, 2006 meeting, unanimously approved the new investment objective and voted to recommend its approval to shareholders of AllianceBernstein Mid Cap Growth Portfolio. The Board is recommending that shareholders of AllianceBernstein Mid Cap Growth Portfolio vote "FOR" Proposal Two to change the Portfolio's investment objective.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

        The Board has named Huey P. Falgout, Jr., Secretary; Theresa K. Kelety, Assistant Secretary; and Todd Modic, Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

        If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

        If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

        January 26, 2006 has been chosen by the Board as the Record Date. Each share of each class of each Portfolio on the Record Date is entitled to one vote. Shareholders of each Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning a majority of each Portfolio's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

        An Insurance Company will vote shares of each Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract Holders. If a Variable Contact Holder executes and returns a Voting Instruction Card but fails to indicate how the vote should be cast, the proxy will be voted in favor of the Proposals. An Insurance Company will also vote shares of each Portfolio held in SEC-registered separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Portfolio shares held by the Insurance Company in unregistered separate accounts, the Insurance Company generally will only vote those separate account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts.

        In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of each Portfolio's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

        If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

        A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IIT a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIOS?


        Directed Services, Inc. ("DSI"), whose principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, is a New York corporation that serves as the investment adviser to the Portfolios. DSI also serves as the distributor of the Portfolios. DSI is registered with the SEC as an investment adviser. DSI is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. As of December 31, 2005, DSI served as adviser for over approximately $22.3 billion in assets.

        DSI has entered into an administrative services sub-contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI. ING Funds Services receives a portion of the fees received by DSI pursuant to the Management Agreement. ING Funds Services' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Funds Services received $43,350 for its services to the Global Resources Portfolio and $86,933 for its services to AllianceBernstein Mid Cap Growth Portfolio for the fiscal year ended December 31, 2005.


        The Portfolios anticipate that ING Funds Services will continue to provide administrative services.

        During the fiscal year ended December 31, 2005, the amount of the affiliated brokerage commissions paid by each Portfolio was as follows:


                     TOTAL AMOUNT OF    % OF TOTAL AMOUNT
 TOTAL AMOUNT OF     COMMISSIONS PAID     OF COMMISSIONS
 COMMISSIONS PAID     TO AFFILIATES     PAID TO AFFILIATES   AFFILIATED BROKER
------------------------------------------------------------------------------
ING GLOBAL RESOURCES PORTFOLIO
$        3,835,129   $        116,239          3.03%        ING Baring LLC

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
$        1,912,990   $              0          0%           N/A


WHO PAYS FOR THIS PROXY SOLICITATION?


        The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. DSI and Alliance Capital Management, L.P. will share the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

        The Portfolios are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

        IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE VIA TELEPHONE OR VIA THE INTERNET. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.


                                                /s/ Huey P. Falgout, Jr.
                                                Huey P. Falgout, Jr.
                                                SECRETARY

February 21, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A

           BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF A PORTFOLIO
                             AS OF JANUARY 26, 2005


ING GLOBAL RESOURCES PORTFOLIO



                                                         PERCENT OF CLASS
                                                            AND TYPE OF
        NAME AND ADDRESS OF SHAREHOLDER                     OWNERSHIP*
        -------------------------------                --------------------
        ING Investments, LLC                              100.0% Class A;
        Attn: Lydia Homer                                   Beneficial
        7337 E Doubletree Ranch Rd
        Scottsdale, AZ 85258-2160

        ReliaStar Life Insurance Co                       54.7% Class I;
        FBO SVUL I                                          Beneficial
        Attn: Jill Barth Conveyor TN41
        151 Farmington Ave
        Hartford, CT 06156-0001

        Security Life Insurance of Denver                 44.6% Class I;
        A VUL                                               Beneficial
        Rte 5106 PO Box 20
        Minneapolis, MN 55440-0020

        ING USA Annuity and Life Insurance Company        99.8% Class S;
        1475 Dunwoody Dr                                 100.0% Class S2;
        West Chester, PA 19380-1478                         Beneficial

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO



                                                         PERCENT OF CLASS
                                                            AND TYPE OF
        NAME AND ADDRESS OF SHAREHOLDER                     OWNERSHIP*
        -------------------------------                --------------------
        Security Life Insurance of Denver                 77.8% Class I;
        A VUL                                               Beneficial
        Rte 5106 PO Box 20
        Minneapolis, MN 55440-0020

        ReliaStar Life Insurance Co                       21.8% Class I;
        FBO SVUL I                                          Beneficial
        Attn: Jill Barth Conveyor TN41
        151 Farmington Ave
        Hartford, CT 06156-0001

        ING USA Annuity and Life Insurance Company     88.7% Class S; 98.5%
        1475 Dunwoody Dr                               Class S2; Beneficial
        West Chester, PA 19380-1478

        ING LifeStyle Growth Portfolio                     7.6% Class S;
        Attn: Pete Balcer                                   Beneficial
        7337 E Doubletree Ranch Rd
        Scottsdale, AZ 85258-2160


* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

                                   APPENDIX B


                                     FORM OF

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                             DIRECTED SERVICES, INC.

                                       AND

                          ING INVESTMENT MANAGEMENT CO.

                                     FORM OF
                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                             DIRECTED SERVICES, INC.

                                       AND

                          ING INVESTMENT MANAGEMENT CO.
                  (FORMERLY AELTUS INVESTMENT MANAGEMENT, INC.)

                                                    ANNUAL SUB-ADVISER FEE
                                                    ----------------------
                                           (AS A PERCENTAGE OF AVERAGE DAILY NET
SERIES                                                    ASSETS)
ING Global Resources Portfolio                             0.40%

ING International Portfolio                   0.4500% on first $500 million
                                            0.3600% on assets in excess of $500
                                                          million

ING Limited Maturity Bond Portfolio and     0.1575% on the first $200 million in
ING Liquid Assets Portfolio                   combined assets of these Series
                                              0.1350% on the next $300 million
                                            0.1125% on assets in excess of $500
                                                          million

ING Stock Index Portfolio                                 0.1215%

                    FIRST AMENDMENT TO SUB-ADVISORY AGREEMENT

                               ING INVESTORS TRUST

        This First Amendment, effective as of September 1, 2003, amends the Sub-Advisory Agreement (the "Agreement") dated the 1st day of August, 2003 between Directed Services, Inc., a New York corporation (the "Manager"), and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser") with regards to ING International Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Series, and ING Stock Index Portfolio each a Series of ING Investors Trust.

WITNESSETH

        WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of September 1, 2003.

        NOW, THEREFORE, the parties agree as follows:

        1.    The following Section 11 is hereby inserted between existing
Section 10 and Section 11:

11. NON-EXCLUSIVITY. THE SERVICES OF THE SUB-ADVISER TO THE SERIES AND THE FUND ARE NOT TO BE DEEMED TO BE EXCLUSIVE, AND THE SUB-ADVISER SHALL BE FREE TO RENDER INVESTMENT ADVISORY OR OTHER SERVICES TO OTHERS (INCLUDING OTHER INVESTMENT COMPANIES) AND TO ENGAGE IN OTHER ACTIVITIES, PROVIDED, HOWEVER, THAT THE SUB-ADVISER MAY NOT CONSULT WITH ANY OTHER SUB-ADVISER OF THE FUND CONCERNING TRANSACTIONS IN SECURITIES OR OTHER ASSETS FOR ANY INVESTMENT PORTFOLIO OF THE FUND, INCLUDING THE SERIES, EXCEPT THAT SUCH CONSULTATIONS ARE PERMITTED BETWEEN THE CURRENT AND SUCCESSOR SUB-ADVISERS OF THE SERIES IN ORDER TO EFFECT AN ORDERLY TRANSITION OF SUB-ADVISORY DUTIES SO LONG AS SUCH CONSULTATIONS ARE NOT CONCERNING TRANSACTIONS PROHIBITED BY SECTION 17(a) OF THE 1940 ACT.

        2. Each Section number and applicable references to each Section following the inserted Section 11 above, will increase numerically by one (i.e., Section 13 will be Section 14, etc.).

        3. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

        4. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                           DIRECTED SERVICES, INC.

                                           By:    /s/ David L. Jacobson
                                                  ------------------------------
                                           Name:  David L. Jacobson
                                                  ------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------

                                           AELTUS INVESTMENT MANAGEMENT, INC.

                                           By:    /s/ Michael Gioffre
                                                  ------------------------------
                                           Name:  Michael Gioffre
                                                  ------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                             DIRECTED SERVICES, INC.

                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC.

                                                    ANNUAL SUB-ADVISER FEE
                                                    ----------------------
                                           (AS A PERCENTAGE OF AVERAGE DAILY NET
SERIES                                                     ASSETS)
ING International Portfolio                    0.4500% on first $500 million
                                            0.3600% on assets in excess of $500
                                                          million

ING Limited Maturity Bond Portfolio and     0.1575% on the first $200 million in
ING Liquid Assets Portfolio                   combined assets of these Series
                                              0.1350% on the next $300 million
                                            0.1125% on assets in excess of $500
                                                          million

ING Stock Index Portfolio                                 0.1215%

                             SUB-ADVISORY AGREEMENT

                               ING INVESTORS TRUST

               AGREEMENT made this 1st day of August 2003 between Directed Services, Inc., a New York corporation (the "Manager"), and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser").


               WHEREAS, ING Investors Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

               WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

               WHEREAS, the Fund may offer shares of additional series in the future; and

               WHEREAS, pursuant to a Management Agreement, dated October 24, 1997, as amended (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

               WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

               NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

               1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on SCHEDULE A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

               In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the

Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

               2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

               (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

               (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

        (ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The

Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

               The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

               (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

               (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

               (v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

               (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

               (b) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end:

               (i) A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

               (ii) Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

               (iii) Confirmation of each Series' current investment objective and Sub-Adviser's projected plan to realize the Series' investment objectives.

               (c) The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series' style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.


               (d) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the
Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

               (e) The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

               3. BROKER-DEALER SELECTION. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

               4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II, at the time the Form ADV is filed with the SEC.

               5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

               6. COMPENSATION. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in SCHEDULE A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this

Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

               7. MARKETING MATERIALS.

               (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

      (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

               8. COMPLIANCE.

               (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

               (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

               (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

               9. BOOKS AND RECORDS. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

               10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

               11. REPRESENTATIONS RESPECTING SUB-ADVISER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

               12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

               13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

               14. INDEMNIFICATION.

               (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

               (b) Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (c) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

               (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

               15. DURATION AND TERMINATION.

               (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until September 1, 2003 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

               In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

               (b) NOTICES. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

               If to the Fund:

               1.ING Investors Trust
                      1475 Dunwoody Drive
                      West Chester, PA 19380
                      Attention: Terrence Davis

               If to the Sub-Adviser:

                      Aeltus Investment Management, Inc.
                      10 State House Square
                      Hartford, CT 06103-3602
                      Attention: Michael Gioffre

               16. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

               17. MISCELLANEOUS.

               (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

               (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

        (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

        (d)    To the extent permitted under Section 15 of this Agreement, this

Agreement may only be assigned by any party with the prior written consent of the other parties.

        (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

        (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

        (g)    This agreement may be executed in counterparts.

                      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                               DIRECTED SERVICES, INC.

                               By: /s/ David L. Jacobson
                                   -------------------------------
                                   Senior Vice President
                                   -------------------------------
                                   Title

                               AELTUS INVESTMENT MANAGEMENT, INC.

                               By: /s/ Michael Gioffre
                                   -------------------------------
                                   Senior Vice President
                                   -------------------------------
                                   Title

                                   SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                             DIRECTED SERVICES, INC.

                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC.

                                                  ANNUAL SUB-ADVISER FEE
                                                  ----------------------
                                          (AS A PERCENTAGE OF AVERAGE DAILY NET
SERIES                                                   ASSETS)
------
ING International Portfolio              0.6500% of first $150 million of assets
                                           0.5500% of assets in excess of $150
                                                         million

ING Stock Index Portfolio                                 0.03%

                                   APPENDIX C

             PRINCIPAL EXECUTIVE OFFICERS OF DIRECTED SERVICES, INC.
                                  1475 DUNWOODY
                      WEST CHESTER, CONNECTICUT 19380-1478

                                 NAME AND TITLE
                          James R. McInnis - President
                              Anita F. Woods - CFO
                 James Shuchart - General Counsel and Secretary
                   Kimberly A. Anderson - Assistant Secretary
                     James M. Hennessy - Assistant Secretary
                      Robert S. Naka - Assistant Secretary
                     Michael J. Roland - Assistant Secretary

               PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTORS TRUST
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 NAME AND TITLE
                   James M. Hennessy - President, CEO and COO
                            Joseph M. O'Donnell - CCO
                  Michael J. Roland - Executive Vice President
         Todd Modic - Senior Vice President, CFO and Assistant Secretary
                   Stanley D. Vyner - Executive Vice President
                  Kimberly A. Anderson - Senior Vice President
                     Robert S. Naka - Senior Vice President
                  Robyn Ichilov - Vice President and Treasurer
                       Maria M. Anderson - Vice President
                      Lauren D. Bensinger - Vice President
                          Mary Gaston - Vice President
                        Huey P. Falgout, Jr. - Secretary
                     Theresa K. Kelety - Assistant Secretary
                     Robin R. Nesbitt - Assistant Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                  Michael J. Roland - Executive Vice President
             Lydia Homer - Senior Vice President, CFO and Treasurer
                       Todd Modic - Senior Vice President
                  Lauren D. Bensinger - Vice President and CCO
                  Peter Caldwell -Vice President and Controller
               Huey P. Falgout, Jr. - Vice President and Secretary
      Kimberly A. Anderson - Senior Vice President and Assistant Secretary
         Robert S. Naka - Senior Vice President and Assistant Secretary

           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 NAME AND TITLE
                     Robert J. Boulware - President and CEO
           James M. Hennessy - Senior Executive Vice President and COO
                  Michael J. Roland - Executive Vice President
              Lydia L. Homer - Senior Vice President and Treasurer
      Kimberly A. Anderson - Senior Vice President and Assistant Secretary
                      Mark Blinder - Senior Vice President
                      James Murphy - Senior Vice President
                     Bayard Closser - Senior Vice President
         Robert S. Naka - Senior Vice President and Assistant Secretary
                   Michael D. Perkins - Senior Vice President
                       John Towle - Senior Vice President
                        John West - Senior Vice President
                          Adam Barnett - Vice President
        Lauren D. Bensinger - Vice President and Chief Compliance Officer
                         Edward Boscher - Vice President
      Peter E. Caldwell - Vice President and Controller, CFO, Financial and
                              Operations Principal
                        John K. Heilner - Vice President
                      Diane Hopkins-Cowan - Vice President
                         Kristy Miller - Vice President
                        Michael Pacifico - Vice President
                         Brett Pittman - Vice President
                           John Ryer - Vice President
                         Jason Schwartz - Vice President
                         John Uricchio - Vice President
                     Steve Wyatt - Assistant Vice President

                        Huey P. Falgout, Jr. - Secretary

                         PRINCIPAL EXECUTIVE OFFICERS OF
                          ING INVESTMENT MANAGEMENT CO.
                                 230 PARK AVENUE
                            NEW YORK, NEW YORK 10169

                                 NAME AND TITLE

                       Robert Crispin - President and CEO
                                 Scott Fox - COO
                                Rick Nelson - CIO

                      Paul Gyras - Executive Vice President
                    Greg McGreevey - Executive Vice President
                      James Kase - Executive Vice President
                      Mark Weber - Chief Marketing Officer
                      Arthur Kalita - Senior Vice President

                                Jeff Becker - CFO
                              Michael Gioffre - CCO

                          Gerald Lins - General Counsel

                                   APPENDIX D

             ADVISORY FEE RATES WITH A FUND WITH SIMILAR INVESTMENT
                        OBJECTIVE ADVISED OR SUB-ADVISED
                                    BY ING IM

        The following table sets forth the name of the other investment company, with an investment objective similar to the Portfolio, for which ING IM acts or as an investment adviser or sub-adviser, the annual rate of compensation, the net assets of the investment company, and advisory fees paid by the fund to ING IM. All of the information below is given as of the end of the last fiscal year of the fund.


                                   ANNUAL COMPENSATION (AS
                                       A PERCENTAGE OF
                                      AVERAGE DAILY NET       ADVISORY
     FUND         NET ASSETS ($)        ASSETS) (%)           FEES ($)
---------------   --------------   -----------------------   ----------
ING Natural
Resources Trust   $   94,181,508           0.45%             $  612,002

     [ING FUNDS LOGO]
     7337 East Doubletree Ranch Road
     Scottsdale, Arizona 85258-2034

                         3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to PROXYWEB.COM and follow the on-screen instructions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Card, sign and date the Proxy Card and return in the envelope provided.


      If you vote via phone or the Internet, YOU DO NOT NEED TO RETURN YOUR


                                   PROXY CARD.

999 999 999 999 99 {-
                                                             ING INVESTORS TRUST
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 13, 2006
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PORTFOLIO NAME PRINTS HERE


The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them ("Proxies"), with full power of substitution designated by them or their Insurance Company, to vote all shares, which the undersigned is entitled to vote, or to which he or she has beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders ("Special Meeting") of the above-referenced Portfolio (the "Portfolio") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on April 13, 2006 at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL.


                             |  PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN
                            \ /      IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                         Date                   , 2006
                                              --------- --------


                                ------------------------------------------------
                                Signature(s) (if held jointly) (SIGN IN THE BOX)

                                This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

 |                                                     |            ING GB MC fg
\ /                                                   \ /



                                  MIS EDITS:
                                   # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

                                  OK TO PRINT AS IS* ____________ *By signing
LABEL BELOW FOR MIS USE ONLY!     this form you are authorizing MIS to print
PO# N1468                         this form in its current state.
ING FUNDS #299
ING GLOBAL & AB MID CAP           ----------------------------------------------
 PORTFOLIO                        SIGNATURE OF PERSON AUTHORIZING PRINTING  DATE
COMMON FRONT
ORIGINAL 2-UP 1-27-06 KD
FRANK (ING AB MID CAP & GLOBAL 2006 FG)

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

                |                                                       |
               \ /                                                     \ /

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

                                                                     FOR     AGAINST   ABSTAIN
1.  Not Applicable

2.  To approve a change in the investment objective for ING          / /       / /       / /
    AllianceBernstein Mid Cap Growth Portfolio from a fundamental investment objective of long-term total return to a
    non-fundamental investment objective of long-term growth of capital.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

 |                                               ING MC 1 fg                |
\ /                                                                        \ /


                                  MIS EDITS:
                                   # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

                                  OK TO PRINT AS IS* ____________ *By signing
LABEL BELOW FOR MIS USE ONLY!     this form you are authorizing MIS to print
PO# N1468                         this form in its current state.
ING FUNDS #299
ING ALLIANCEBERNSTEIN MID CAP     ----------------------------------------------
 GROWTH PORTFOLIO                 SIGNATURE OF PERSON AUTHORIZING PRINTING  DATE
BACK 1 OF 2
ORIGINAL 2-UP 1-27-06 KD
FRANK (ING AB MID CAP & GLOBAL 2006 FG)

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

                |                                                       |
               \ /                                                     \ /

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

                                                                     FOR     AGAINST   ABSTAIN
1.   To approve a new sub-advisory agreement for ING Global          / /       / /       / /
     Resources Portfolio between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and ING Investment
     Management Co. ("ING IM") under which ING IM would continue to serve as sub-adviser to the Portfolio, with no change in the investment adviser or the overall management fee paid by the Portfolio to DSI.

2.   Not Applicable

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

 |                                               ING GB 2 fg              |
\ /                                                                      \ /

                                  MIS EDITS:
                                   # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

                                  OK TO PRINT AS IS* ____________ *By signing
                                  this form you are authorizing MIS to print
                                  this form in its current state.
LABEL BELOW FOR MIS USE ONLY!
PO# N1468                         ----------------------------------------------
ING FUNDS #299                    SIGNATURE OF PERSON AUTHORIZING PRINTING  DATE
ING GLOBAL RESOURCES PORTFOLIO
BACK 2 OF 2
ORIGINAL 2-UP 1-27-06 KD
FRANK (ING AB MID CAP & GLOBAL 2006 FG)
REVISION #1 1-31-06 KD

                                 PROXY TABULATOR
                                  P.O. BOX 9112
                              FARMINGDALE, NY 11735

                               3 EASY WAYS TO VOTE

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to PROXYWEB.COM and follow the on-screen instructions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

     If you vote via phone or the Internet, YOU DO NOT NEED TO RETURN YOUR
                            VOTING INSTRUCTION CARD.

999 999 999 999 99  {-

FUND/INSURANCE COMPANY NAME PRINTS HERE          SPECIAL MEETING OF SHAREHOLDERS
FUND/INSURANCE COMPANY NAME PRINTS HERE                           APRIL 13, 2006
FUND/INSURANCE COMPANY NAME PRINTS HERE             PROXY SOLICITED ON BEHALF OF
FUND/INSURANCE COMPANY NAME PRINTS HERE                        BOARD OF TRUSTEES
The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION FORM, THE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO ALL VOTING INSTRUCTIONS FOR THE FUND ACTUALLY RECEIVED FROM CONTRACT OWNERS IN THE SEPARATE ACCOUNT, WHEN APPLICABLE. THE PROXIES VOTING SHARES AT THE SPECIAL MEETING ON BEHALF OF THE INSURANCE COMPANY ARE AUTHORIZED TO VOTE, AT THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                  |      Voting Instruction Form must be signed and dated below.
                 \ /
                                            Dated
                                                 -----------------

                            ----------------------------------------------------
                            Signature(s) (if held jointly) (PLEASE SIGN IN BOX)
                            NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office.
                            If a partner, please sign in the partnership name.

 |                                                     |      VIC - ING GB MC fg
\ /                                                   \ /


                                  MIS EDITS:
                                   # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

                                  OK TO PRINT AS IS* ____________ *By signing
LABEL BELOW FOR MIS USE ONLY!     this form you are authorizing MIS to print
PO# N1468                         this form in its current state.
ING FUNDS #299
ING GLOBAL & AB MID CAP           ----------------------------------------------
 PORTFOLIO                        SIGNATURE OF PERSON AUTHORIZING PRINTING  DATE
VOTING INSTRUCTION CARD
COMMON FRONT
ORIGINAL 2-UP 1-31-06 KD
FRANK (ING AB MID CAP & GLOBAL VIC 2006 FG)
REVISION #1 2-01-06 KD

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

                |                                                       |
               \ /                                                     \ /

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR VOTING INSTRUCTION CARD.

        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

                                                                     FOR     AGAINST   ABSTAIN
1.  Not Applicable

2.  To approve a change in the investment objective for ING          / /       / /       / /
    AllianceBernstein Mid Cap Growth Portfolio from a fundamental investment objective of long-term total return to a
    non-fundamental investment objective of long-term growth of capital.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

 |                                               VIC - ING MC 1 fg         |
\ /                                                                       \ /

                                  MIS EDITS:
                                   # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

                                  OK TO PRINT AS IS* ____________ *By signing
                                  this form you are authorizing MIS to print
LABEL BELOW FOR MIS USE ONLY!     this form in its current state.
PO# N1468
ING FUNDS #299                    ----------------------------------------------
ING ALLIANCEBERNSTEIN MID CAP     SIGNATURE OF PERSON AUTHORIZING PRINTING  DATE
 GROWTH PORTFOLIO
VOTING INSTRUCTION CARD
BACK 1 OF 2
ORIGINAL 2-UP 1-31-06 KD
FRANK (ING AB MID CAP & GLOBAL VIC 2006 FG)

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

                |                                                       |
               \ /                                                     \ /

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR VOTING INSTRUCTION CARD.

        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

                                                                     FOR     AGAINST   ABSTAIN
1.   To approve a new sub-advisory agreement for ING Global          / /       / /       / /
     Resources Portfolio between Directed Services, Inc. ("DSI"), the Portfolio's investment adviser, and ING Investment
     Management Co. ("ING IM") under which ING IM would continue to serve as sub-adviser to the Portfolio, with no change in the investment adviser or the overall management fee paid by the Portfolio to DSI.

2.   Not Applicable

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

 |                                               VIC - ING GB 2 fg         |
\ /                                                                       \ /


                                  MIS EDITS:
                                   # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

                                  OK TO PRINT AS IS* ____________ *By signing
                                  this form you are authorizing MIS to print
                                  this form in its current state.
LABEL BELOW FOR MIS USE ONLY!
PO# N1468                         ----------------------------------------------
ING FUNDS #299                    SIGNATURE OF PERSON AUTHORIZING PRINTING  DATE
ING GLOBAL RESOURCES PORTFOLIO
VOTING INSTRUCTION CARD
BACK 2 OF 2
ORIGINAL 2-UP 1-31-06 KD
FRANK (ING AB MID CAP & GLOBAL VIC 2006 FG)
REVISION #1 1-31-06 KD
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[ING LOGO]

February 2006

Owners of Group Variable Annuity Contracts
Issued ING Life Insurance and Annuity Company (ING)

RE:  PROXY VOTING PROCEDURES: ING AllianceBernstein Mid Cap Growth Portfolio

You are the owner of a group variable tax-deferred annuity contract for an Internal Revenue Code (IRC) Section 403(b) plan. Your ownership of the contract is required to qualify the Plan under IRC Section 403(b) and to provide the associated benefits to your plan participants. Under this plan, your participants are entitled to provide voting instructions on certain matters related to the fund available through the contract. You as contract owner must authorize ING to accept the voting instructions of your participants. TO AUTHORIZE ING TO ACCEPT YOUR PARTICIPANTS' VOTES, PLEASE SIGN AND RETURN THE GROUP CONTRACT OWNER AUTHORIZATION FORM BELOW.

1.  WHY ARE SHAREHOLDERS BEING MAILED A PROXY?

    On April 13, 2006, there will be a meeting of the shareholders of the Fund to consider and act upon the proposals described in the enclosed Proxy Statement.

    Shareholders of record of the Fund as of January 26, 2006 are eligible to vote on these matters. Although shares of the Fund attributable to your contract are owned by a Separate Account and not by you or your participants directly, your participants may vote on these matters based on their Separate Account balance attributable to the Fund.

                                                 (CONTINUED ON REVERSE SIDE)

            Please detach at perforation. Return bottom portion only.

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                     GROUP CONTRACT OWNER AUTHORIZATION FORM

TO:  MIS - PROXY TABULATOR
     ING LIFE INSURANCE AND ANNUITY COMPANY
     PO BOX 9131
     HINGHAM, MA  02043-9132

     The undersigned owner of the group variable annuity contract issued by ING Life Insurance and Annuity Company hereby directs you to cast the votes attributable to such contract as of the close of business on the Record Date, January 26, 2006, at a meeting of the shareholders of the Fund to be held on April 13, 2006, or at any adjournments thereof, in accordance with the instructions received by you from the individual participants under the contract.

                                                     PLEASE DATE AND SIGN BELOW.
                                                     RETURN FORM IN POSTAGE-PAID
                                                     ENVELOPE PROVIDED.

                                                     Date:
                                                          ----------------------

                                                     ---------------------------
                                                     Authorized Representative

                                                     ---------------------------
                                                     Title

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2.  WHAT IF ALL OF THE PARTICIPANTS IN MY PLAN DO NOT VOTE THE SHARES
    ATTRIBUTABLE TO THEIR ACCOUNTS?

    ING will vote shares attributable to participant accounts for which no voting instruction cards have been received in the same proportion (for, against or abstaining) as votes from participants who returned signed voting instruction cards.

3.  WHAT HAPPENS IF I DO NOT SIGN THE AUTHORIZATION FORM?

    Your participants will lose their ability to exercise their voting rights with respect to each applicable proposal described in the enclosed proxy statement. The votes attributable to your group annuity contract will be cast in the same proportion as votes for which we have received directions from the owners and participants of other contracts funded by the Separate Account.

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS, PLEASE CALL TOLL FREE AT
(800) 992-0180.


      INSURANCE PRODUCTS ISSUED BY ING LIFE INSURANCE AND ANNUITY COMPANY.
            SECURITIES OFFERED THROUGH ING INVESTMENT SERVICES, LLC.